Exhibit 10.2

REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (this “Agreement”) is made and entered into as of June 10, 2013, by and among Wheeler Real Estate Investment Trust, Inc., a Maryland corporation (the “Company”), and the several purchasers signatory hereto (each, a “Purchaser,” and collectively, the “Purchasers”).

This Agreement is made pursuant to the Securities Purchase Agreement dated as of the date hereof between the Company and each Purchaser (the “Purchase Agreement”).

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and each of the Purchasers agree as follows:

1. Definitions. Capitalized terms used and not otherwise defined herein that are defined in the Purchase Agreement shall have the meanings given such terms in the Purchase Agreement. As used in this Agreement, the following terms shall have the following meanings:

“Advice” has the meaning set forth in Section 6(c).

“Allowable Suspension Period” has the meaning set forth in Section 6(c).

“Agreement” has the meaning set forth in the Preamble.

“Business Day” means a day, other than a Saturday or Sunday, on which banking institutions in the Commonwealth of Virginia are open for the general transaction of business.

“Commission” means the Securities and Exchange Commission.

“Common Stock” means the common stock of the Company, par value $0.01 per share, and any securities into which such common stock may hereinafter be reclassified.

“Company” has the meaning set forth in the Preamble.

“Conversion” means the conversion of the Preferred Stock into Common Stock pursuant to the Articles of Amendment.

“Effective Date” means the date that the Registration Statement filed pursuant to Section 2(a) is first declared effective by the Commission.

“Effectiveness Deadline” means, with respect to the Initial Registration Statement or the New Registration Statement, the ninetieth (90th) calendar day following the Final Closing Date (or, in the event the Commission reviews and has written comments to the Initial Registration Statement or the New Registration Statement, the one hundred twentieth (120th) calendar day following the Final Closing Date); provided, however, that if the Company is notified by the Commission that the Initial Registration Statement or the New Registration Statement will not be reviewed or is no longer subject to further review and comments, the Effectiveness Deadline as to such Registration Statement shall be the fifth (5th) Trading Day following the date on which the Company is so notified if such date precedes the dates otherwise required above; provided, further, that if the Effectiveness Deadline falls on a Saturday, Sunday or other day that the Commission is closed for business, the Effectiveness Deadline shall be extended to the next Business Day on which the Commission is open for business.

“Effectiveness Period” has the meaning set forth in Section 2(b).

“Event” has the meaning set forth in Section 2(c).

“Event Date” has the meaning set forth in Section 2(c).

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

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“Filing Deadline” means, with respect to the Initial Registration Statement required to be filed pursuant to Section 2(a), the later of (i) the thirtieth (30th) calendar day following the Final Closing Date or (ii) the fifth (5th) calendar day following the Conversion; provided, however, that if the Filing Deadline falls on a Saturday, Sunday or other day that the Commission is closed for business, the Filing Deadline shall be extended to the next Business Day on which the Commission is open for business.

“FINRA” has meaning set forth in Section 3(i).

“Holder” or “Holders” means the holder or holders, as the case may be, from time to time of Registrable Securities.

“Indemnified Party” has the meaning set forth in Section 5(c).

“Indemnifying Party” has the meaning set forth in Section 5(c).

“Initial Registration Statement” means the initial Registration Statement filed pursuant to Section 2(a) of this Agreement.

“Liquidated Damages” has the meaning set forth in Section 2(c).

“Losses” has the meaning set forth in Section 5(a).

“New Registration Statement” has the meaning set forth in Section 2(a).

“Prospectus” means the prospectus included in a Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective Registration Statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by a Registration Statement, and all other amendments and supplements to such prospectus, including post effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such prospectus.

“Purchase Agreement” has the meaning set forth in the Recitals.

“Purchaser” or “Purchasers” has the meaning set forth in the Preamble.

“Registrable Securities” means all of the Underlying Shares (as defined in Recital A of the Purchase Agreement) and any securities issued or issuable upon any stock split, dividend or other distribution, recapitalization or similar event with respect to the foregoing; provided, that the Holder has completed and delivered to the Company a Selling Stockholder Questionnaire; and, provided further, that with respect to a particular Holder, such Holder’s Underlying Shares shall cease to be Registrable Securities upon the earliest to occur of the following: (A) a sale pursuant to a Registration Statement or Rule 144 under the Securities Act (in which case, only such securities sold by the Holder shall cease to be a Registrable Securities); or (B) becoming eligible for resale by the Holder under Rule 144 without the requirement for the Company to be in compliance with the current public information required under Rule 144 and without volume or manner-of-sale restrictions as determined by Company Counsel, pursuant to a written opinion letter to such effect that is addressed and delivered to, and reasonably acceptable to, the Transfer Agent.

“Registration Statements” means any one or more registration statements of the Company filed under the Securities Act that covers the resale of any of the Registrable Securities pursuant to the provisions of this Agreement (including, without limitation, the Initial Registration Statement, the New Registration Statement and any Remainder Registration Statement), amendments and supplements to such registration statements, including post-effective amendments, and all exhibits and all material incorporated by reference or deemed to be incorporated by reference in such registration statements.

“Remainder Registration Statement” has the meaning set forth in Section 2(a).

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“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“Rule 415” means Rule 415 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“Rule 424” means Rule 424 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“SEC Guidance” means (i) any publicly-available written guidance, comments, requirements or requests of the Commission staff and (ii) the Securities Act.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Selling Stockholder Questionnaire” means a questionnaire in the form attached as Annex B hereto, or such other form of questionnaire as may reasonably be adopted by the Company from time to time.

2. Registration.

(a) On or prior to the Filing Deadline, the Company shall prepare and file with the Commission a Registration Statement covering the resale of all of the Registrable Securities not already covered by an existing and effective Registration Statement for an offering to be made on a continuous basis pursuant to Rule 415 or, if Rule 415 is not available for offers and sales of the Registrable Securities, by such other means of distribution of Registrable Securities as the Company may reasonably determine (the “Initial Registration Statement”). The Initial Registration Statement shall be on Form S-11 or such other form available to the Company to register for resale the Registrable Securities as a secondary offering, subject to the provisions of Section 2(e), and shall contain (except if otherwise required pursuant to written comments received from the Commission upon a review of such Registration Statement) the “Plan of Distribution” section substantially in the form attached hereto as Annex A (which may be modified to respond to comments, if any, provided by the Commission). Notwithstanding the registration obligations set forth in this Section 2, in the event the Commission informs the Company that all of the Registrable Securities cannot, as a result of the application of Rule 415, be registered for resale as a secondary offering on a single registration statement, the Company agrees to promptly (i) inform each of the Holders thereof and use its commercially reasonable efforts to file amendments to the Initial Registration Statement as required by the Commission and/or (ii) withdraw the Initial Registration Statement and file a new registration statement (a “New Registration Statement”), in either case covering the maximum number of Registrable Securities permitted to be registered by the Commission, on such form available to the Company to register for resale the Registrable Securities as a secondary offering; provided, however, that prior to filing such amendment or New Registration Statement, the Company shall be obligated to use its commercially reasonable efforts to advocate with the Commission for the registration of all of the Registrable Securities in accordance with the SEC Guidance, including without limitation, Securities Act Rules Compliance and Disclosure Interpretation 612.09. Notwithstanding any other provision of this Agreement, if any SEC Guidance sets forth a limitation of the number of Registrable Securities or other shares of Common Stock, if any, permitted to be registered on a particular Registration Statement as a secondary offering (and notwithstanding that the Company used diligent efforts to advocate with the Commission for the registration of all or a greater number of Registrable Securities), the number of Registrable Securities or other shares of Common Stock to be registered on such Registration Statement will be reduced as follows: first, the Company shall reduce or eliminate the shares of Common Stock that are not Registrable Securities hereunder; and second, the Company shall reduce the Registrable Securities to be included by all Holders on a pro rata basis based on the total number of unregistered Registrable Securities held by such Holders (with each Holder deciding, in its sole discretion, the manner in which its Registrable Securities subject to reduction shall be reduced), subject to a determination by the Commission that certain Holders must be reduced before other Holders based on the number of Registrable Securities held by such Holders. In the event the Company amends the Initial Registration Statement or files a New Registration Statement, as the case may be, under clauses (i) or (ii) above, the Company will use its commercially reasonable efforts to file with the Commission, as promptly as allowed by Commission or

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SEC Guidance provided to the Company or to registrants of securities in general, one or more registration statements on such form available to the Company to register for resale those Registrable Securities that were not registered for resale on the Initial Registration Statement, as amended, or the New Registration Statement (each, a “Remainder Registration Statement”).

(b) The Company shall use its commercially reasonable efforts to cause each Registration Statement to be declared effective by the Commission as soon as practicable and, with respect to the Initial Registration Statement or a New Registration Statement, as applicable, no later than the Effectiveness Deadline (including filing with the Commission a request for acceleration of effectiveness in accordance with Rule 461 promulgated under the Securities Act), and shall use its commercially reasonable efforts to keep each Registration Statement continuously effective under the Securities Act until the earlier of (i) such time as all of the Registrable Securities covered by such Registration Statement have been publicly sold by the Holders or (ii) the date that all Registrable Securities covered by such Registration Statement may be sold by non-affiliates without volume or manner-of-sale restrictions under Rule 144, without the requirement for the Company to be in compliance with the current public information requirements under Rule 144 as determined by Company Counsel pursuant to a written opinion letter to such effect, addressed and delivered to, and reasonably acceptable to, the Transfer Agent (the “Effectiveness Period”). The Company shall notify the Holders via fax transmission or electronic mail of the effectiveness of a Registration Statement prior to 9:00 A.M. Eastern time on the first Trading Day after the Effective Date. The Company shall, by 9:30 A.M. Eastern time on the first Trading Day after the Effective Date, file a final Prospectus with the Commission, as required by Rule 424(b).

(c) If: (i) the Initial Registration Statement is not filed with the Commission on or prior to the Filing Deadline, (ii) the Initial Registration Statement or the New Registration Statement, as applicable, is not declared effective by the Commission (or otherwise does not become effective) for any reason on or prior to the Effectiveness Deadline, (iii) after its Effective Date, (A) such Registration Statement ceases for any reason (including, without limitation, by reason of a stop order, or the Company’s failure to update the Registration Statement) to remain continuously effective as to all Registrable Securities included in such Registration Statement or (B) the Holders are not permitted to utilize the Prospectus therein to resell such Registrable Securities (in each case of (A) and (B), other than during an Allowable Suspension Period), or (iv) after the date that is six months following the Closing Date, and only in the event a Registration Statement is not effective or available to sell all Registrable Securities, the Company fails to file with the Commission any required reports under Section 13 or 15(d) of the Exchange Act such that it is not in compliance with Rule 144(c)(1) as a result of which the Holders who are not affiliates are unable to sell Registrable Securities without restriction under Rule 144 (any such failure or breach in clauses (i) through (iv) above being referred to as an “Event,” and the date on which such Event occurs being referred to as an “Event Date”), then in addition to any other rights the Holders may have hereunder or under applicable law, the Company shall pay to each Holder, as partial liquidated damages and not as a penalty (“Liquidated Damages”), (1) on each such Event Date, an amount in cash equal to one and one-half percent (1.5%) of the aggregate purchase price paid by such Holder pursuant to the Purchase Agreement for any unregistered Registrable Securities held by such Holder on the Event Date, and (2) on each monthly anniversary of each such Event Date (if the applicable Event shall not have been cured by such date) until the applicable Event is cured, an amount in cash equal to one percent (1.0%) of the aggregate purchase price paid by such Holder pursuant to the Purchase Agreement for any unregistered Registrable Securities held by such Holder on the Event Date. The parties agree that, notwithstanding anything to the contrary herein or in the Purchase Agreement, (1) no Liquidated Damages shall be payable (x) if, as of the relevant Event Date, the Registrable Securities may be sold by non-affiliates without volume or manner of sale restrictions under Rule 144 and the Company is in compliance with the current public information requirements under Rule 144, as determined by Company Counsel pursuant to a written opinion letter to such effect, addressed and delivered to, and reasonably acceptable to the Transfer Agent, or (y) with respect to any period after the expiration of the Effectiveness Period (it being understood that this clause shall not relieve the Company of any Liquidated Damages accruing prior to the expiration of the Effectiveness Period), (2) in no event shall the aggregate amount of Liquidated Damages payable to a Holder exceed, in the aggregate, six percent (6.0%) of the aggregate purchase price paid by such Holder pursuant to the Purchase Agreement, and (3) in no event shall the Company be liable in any thirty (30) day period for Liquidated Damages under this Agreement in excess of one and one-half percent (1.5%) of the aggregate purchase price paid by the Holders pursuant to the Purchase Agreement. If the Company fails to pay any Liquidated Damages pursuant to this Section 2(c) in full within five Business Days after the date payable, the Company will pay interest thereon at a rate of one and one-half percent (1.5%) per month (or such lesser maximum amount that is permitted to be paid by applicable law) to the

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Holder, accruing daily from the date such Liquidated Damages are due until such amounts, plus all such interest thereon, are paid in full. The Liquidated Damages pursuant to the terms hereof shall apply on a daily pro-rata basis for any portion of a month prior to the cure of an Event, except in the case of the first Event Date. The Company shall not be liable for Liquidated Damages under this Agreement as to any Registrable Securities which are not permitted by the Commission to be included in a Registration Statement due solely to SEC Guidance from the time that it is determined that such Registrable Securities are not permitted to be registered until such time as the provisions of this Agreement as to a Remainder Registration Statement required to be filed hereunder are triggered, in which case the provisions of this Section 2(c) shall once again apply, if applicable. In such case, the Liquidated Damages shall be calculated to only apply to the percentage of Registrable Securities which are permitted in accordance with SEC Guidance to be included in such Registration Statement. With respect to any Purchaser that fails to timely provide the Company with information requested by the Company and necessary to complete the Registration Statement in accordance with the requirements of the Securities Act, the Effectiveness Deadline for a Registration Statement shall be extended without default or Liquidated Damages hereunder in the event that the Company’s failure to obtain the effectiveness of the Registration Statement on a timely basis results from the failure of such Purchaser to timely provide the Company with such information (for purposes of clarification, the Effectiveness Deadline would be extended only with respect to Registrable Securities held by such Purchaser and not with respect to Registrable Securities held by other Purchasers that have not failed to timely provide the Company with such information).

(d) Each Holder agrees to furnish to the Company a completed Selling Stockholder Questionnaire not more than 10 Trading Days following the date of this Agreement. At least 10 Trading Days prior to the first anticipated filing date of a Registration Statement for any registration under this Agreement, the Company will notify each Holder of the information the Company requires from that Holder other than the information contained in the Selling Stockholder Questionnaire, if any, which shall be completed and delivered to the Company promptly upon request and, in any event, within three Trading Days prior to the applicable anticipated filing date. Each Holder further agrees that it shall not be entitled to be named as a selling security holder in the Registration Statement or use the Prospectus for offers and resales of Registrable Securities at any time, unless such Holder has returned to the Company a completed and signed Selling Stockholder Questionnaire and a response to any requests for further information as described in the previous sentence. If a Holder of Registrable Securities returns a Selling Stockholder Questionnaire or a request for further information, in either case, after its respective deadline, the Company shall use its commercially reasonable efforts to take such actions as are required to name such Holder as a selling security holder in the Registration Statement or any pre-effective or post-effective amendment thereto and to include (to the extent not theretofore included) in the Registration Statement the Registrable Securities identified in such late Selling Stockholder Questionnaire or request for further information. Each Holder acknowledges and agrees that the information in the Selling Stockholder Questionnaire or request for further information as described in this Section 2(d) will be used by the Company in the preparation of the Registration Statement and hereby consents to the inclusion of such information in the Registration Statement.

(e) Each Holder acknowledges that Form S-3 is not available for the registration of the resale of Registrable Securities hereunder as of the date of this Agreement. As such, the Company shall (i) register the resale of the Registrable Securities on another appropriate form and (ii) undertake to register the Registrable Securities on Form S-3 promptly after such form is available; provided that the Company shall maintain the effectiveness of the Registration Statement then in effect until such time as a Registration Statement on Form S-3 covering the Registrable Securities has been declared effective by the Commission.

3. Registration Procedures. In connection with the Company’s registration obligations hereunder:

(a) The Company shall, not less than three Trading Days prior to the filing of each Registration Statement and not less than one Trading Day prior to the filing of any related Prospectus or any amendment or supplement thereto (except for Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K and any similar or successor reports), (i) furnish to the Holder copies of such Registration Statement, Prospectus or amendment or supplement thereto, as proposed to be filed, which documents will be subject to the review of such Holder (it being acknowledged and agreed that if a Holder does not object to or comment on the aforementioned documents within such three Trading Day or one Trading Day period, as the case may be, then the Holder shall be deemed to have consented to and approved the use of such documents) and (ii) use commercially reasonable efforts to cause its officers and directors, counsel and independent registered public accountants to respond to such inquiries as shall be necessary, in the reasonable opinion of respective counsel to each Holder, to conduct a reasonable review.

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(b) (i) The Company shall prepare and file with the Commission such amendments (including post-effective amendments) and supplements, to each Registration Statement and the Prospectus used in connection therewith as may be necessary to keep such Registration Statement continuously effective as to the applicable Registrable Securities for its Effectiveness Period; (ii) the Company shall cause the related Prospectus to be amended or supplemented by any required Prospectus supplement (subject to the terms of this Agreement), and, as so supplemented or amended, to be filed pursuant to Rule 424; (iii) the Company shall respond as promptly as reasonably practicable to any comments received from the Commission with respect to each Registration Statement or any amendment thereto and, as promptly as reasonably practicable, provide the Holders true and complete copies of all correspondence from and to the Commission relating to such Registration Statement that pertains to the Holders as “Selling Stockholders” but not any comments that would result in the disclosure to the Holders of material and non-public information concerning the Company; and (iv) the Company shall comply in all material respects with the provisions of the Securities Act and the Exchange Act with respect to the disposition of all Registrable Securities covered by a Registration Statement until such time as all of such Registrable Securities shall have been disposed of (subject to the terms of this Agreement) in accordance with the intended methods of disposition by the Holders thereof as set forth in such Registration Statement as so amended or in such Prospectus as so supplemented; provided, however, that each Purchaser shall be responsible for the delivery of the Prospectus to the Persons to whom such Purchaser sells any of the Registrable Securities (including in accordance with Rule 172 under the Securities Act), and each Purchaser agrees to dispose of Registrable Securities in compliance with the “Plan of Distribution” described in the Registration Statement and otherwise in compliance with applicable federal and state securities laws. In the case of amendments and supplements to a Registration Statement which are required to be filed pursuant to this Agreement (including pursuant to this Section 3(b) by reason of the Company filing a report on Form 10-K, Form 10-Q or Form 8-K or any analogous report under the Exchange Act), the Company shall have incorporated such report by reference into such Registration Statement, if applicable, or shall file such amendments or supplements with the Commission on the same day on which the Exchange Act report which created the requirement for the Company to amend or supplement such Registration Statement was filed.

(c) The Company shall notify the Holders (which notice shall, pursuant to clauses (iii) through (v) hereof, be accompanied by an instruction to suspend the use of the Prospectus until the requisite changes have been made) as promptly as reasonably practicable (and, in the case of (i)(A) below, not less than one Trading Day prior to such filing): (i)(A) when a Prospectus or any Prospectus supplement or post-effective amendment to a Registration Statement is proposed to be filed; (B) when the Commission notifies the Company whether there will be a “review” of such Registration Statement and whenever the Commission comments in writing on any Registration Statement (in which case the Company shall provide to each of the Holders true and complete copies of all comments that pertain to the Holders as a “Selling Stockholder” or to the “Plan of Distribution” and all written responses thereto, but not information that the Company believes would constitute material and non-public information); and (C) with respect to each Registration Statement or any post-effective amendment, when the same has become effective; (ii) of any request by the Commission or any other federal or state governmental authority for amendments or supplements to a Registration Statement or Prospectus or for additional information that pertains to the Holders as “Selling Stockholders” or the “Plan of Distribution”; (iii) of the issuance by the Commission or any other federal or state governmental authority of any stop order suspending the effectiveness of a Registration Statement covering any or all of the Registrable Securities or the initiation of any Proceedings for that purpose; (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any Proceeding for such purpose; and (v) of the occurrence of any event or passage of time that makes the financial statements included in a Registration Statement ineligible for inclusion therein or any statement made in such Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to such Registration Statement, Prospectus or other documents so that, in the case of such Registration Statement or the Prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus, form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading.

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(d) The Company shall use commercially reasonable efforts to avoid the issuance of, or, if issued, obtain the withdrawal of (i) any order suspending the effectiveness of a Registration Statement, or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, as soon as practicable.

(e) The Company shall, if requested by a Holder, furnish to such Holder, without charge, at least one conformed copy of each Registration Statement and each amendment thereto and all exhibits to the extent requested by such Person (including those previously furnished or incorporated by reference) promptly after the filing of such documents with the Commission; provided, that the Company shall have no obligation to provide any document pursuant to this clause that is available on the Commission’s EDGAR system.

(f) The Company shall, prior to any resale of Registrable Securities by a Holder, use its commercially reasonable efforts to register or qualify or cooperate with the selling Holders in connection with the registration or qualification (or exemption from the registration or qualification) of such Registrable Securities for the resale by the Holder under the securities or blue sky laws of such jurisdictions within the United States as any Holder reasonably requests in writing, to keep each registration or qualification (or exemption therefrom) effective during the Effectiveness Period and to do any and all other acts or things reasonably necessary to enable the disposition in such jurisdictions of the Registrable Securities covered by each Registration Statement; provided, that the Company shall not be required to qualify generally to do business in any jurisdiction where it is not then so qualified, subject the Company to any material tax in any such jurisdiction where it is not then so subject or file a general consent to service of process in any such jurisdiction.

(g) If requested by a Holder, the Company shall cooperate with such Holder to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be delivered to a transferee pursuant to the Registration Statement, which certificates shall be free, to the extent permitted by the Purchase Agreement and under applicable law, of all restrictive legends, and to enable such Registrable Securities to be in such denominations and registered in such names as any such Holder may reasonably request. Notwithstanding the foregoing, certificates for Registrable Securities free from all restrictive legends may instead be transmitted by the Transfer Agent to a Holder by crediting the account of such Holder’s prime broker with DTC as directed by such Holder.

(h) The Company shall, following the occurrence of any event contemplated by Section 3(c), as promptly as reasonably practicable (taking into account the Company’s good faith assessment of any adverse consequences to the Company and its stockholders of the premature disclosure of such event), prepare and file a supplement or amendment, including a post-effective amendment, to the affected Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, no Registration Statement nor any Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus, form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading.

(i) The Company may require each selling Holder to furnish to the Company a certified statement as to (i) the number of shares of Common Stock beneficially owned by such Holder and any Affiliate thereof, (ii) any Financial Industry Regulatory Authority (“FINRA”) affiliations, (iii) any natural persons who have the power to vote or dispose of any shares of Common Stock beneficially owned by such Holder and any Affiliate thereof, and (iv) any other information as may be requested by the Commission, FINRA or any state securities commission. During any periods that the Company is unable to meet its obligations hereunder with respect to the registration of Registrable Securities because any Holder fails to furnish such information within three (3) Trading Days of the Company’s request, any Liquidated Damages that are accruing at such time as to such Holder only shall be tolled and any Event that may otherwise occur solely because of such delay shall be suspended as to such Holder only, until such information is delivered to the Company.

(j) The Company shall cooperate with any registered broker-dealer through which a Holder proposes to make sales of its Registrable Securities in effecting such broker-dealer’s filing with FINRA pursuant to FINRA Rule 5110, as reasonably requested by any such Holder, and the Company shall pay the filing fee required for the first such filing within two (2) Business Days of the request therefor (so long as the broker-dealer is receiving no more than a customary brokerage commission in connection with such sales).

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(k) The Company agrees to deliver promptly to each Holder, without charge, as many copies of each Prospectus (including each form of prospectus) and each amendment or supplement thereto as such Holder may reasonably request.

(l) The Company shall make available to its security holders, as soon as reasonably practicable, but not later than the Availability Date (as defined below), an earnings statement covering a period of at least twelve (12) months, beginning after the effective date of each Registration Statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act, including Rule 158 promulgated thereunder (for the purpose of this Section 3(m), “Availability Date” means the 45th day following the end of the fourth fiscal quarter that includes the effective date of such Registration Statement, except that, if such fourth fiscal quarter is the last quarter of the Company’s fiscal year, “Availability Date” means the 90th day after the end of such fourth fiscal quarter).

4. Registration Expenses. All fees and expenses incident to the Company’s performance of or compliance with its obligations under this Agreement (excluding any underwriting discounts and selling commissions and all legal fees and expenses of legal counsel for any Holder) shall be borne by the Company whether or not any Registrable Securities are sold pursuant to a Registration Statement. The fees and expenses referred to in the foregoing sentence shall include, without limitation, (i) all registration and filing fees (including, without limitation, fees and expenses (A) with respect to filings required to be made with any Trading Market on which the Common Stock is then listed or quoted for trading, and (B) with respect to compliance with applicable state securities or blue sky laws (including, without limitation, fees and disbursements of Company Counsel in connection with blue sky qualifications or exemptions of the Registrable Securities), (ii) printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities), (iii) messenger, telephone and delivery expenses, (iv) fees and disbursements of Company Counsel, (v) Securities Act liability insurance, if the Company so desires such insurance, and (vi) fees and expenses of all other Persons retained by the Company in connection with the consummation of the transactions contemplated by this Agreement. In addition, the Company shall be responsible for all of its internal expenses incurred in connection with the consummation of the transactions contemplated by this Agreement (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties) and the expense of any annual audit. In no event shall the Company be responsible for any underwriting, broker or similar fees or commissions of any Holder or, except to the extent provided for in the Transaction Documents, any legal fees or other costs of the Holders.

5. Indemnification.

(a) Indemnification by the Company. The Company shall indemnify, defend and hold harmless each Holder, its officers, directors, agents, partners, members, managers, stockholders, Affiliates and employees, each Person who controls any such Holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, partners, members, managers, stockholders, agents and employees of each such controlling Person, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, reasonable costs of preparation and investigation and reasonable attorneys’ fees) and expenses (collectively, “Losses”), as incurred, that arise out of or are based upon (i) any untrue or alleged untrue statement of a material fact contained in any Registration Statement, any Prospectus or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading, or (ii) any violation or alleged violation by the Company of the Securities Act, Exchange Act or any state securities law or any rule or regulation thereunder, in connection with the performance of its obligations under this Agreement, except to the extent, but only to the extent, that (A) such untrue statements, alleged untrue statements, omissions or alleged omissions are based solely upon information regarding such Holder furnished in writing to the Company by such Holder expressly for use therein, or to the extent that such information relates to such Holder or such Holder’s proposed method of distribution of Registrable Securities and was reviewed and approved in writing by such Holder expressly for use in the Registration Statement, such Prospectus or such form of prospectus or in any amendment or supplement thereto (it being understood that each Holder has approved Annex A hereto for this purpose) or (B) in the case of an occurrence of an event of the type specified in Section 3(c)(iii)-(v), the Holder uses an outdated or defective Prospectus after the Company has notified such Holder in writing that the Prospectus is outdated or

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defective and prior to the receipt by such Holder of the Advice contemplated in Section 6(c) below or (C) any such Losses arise out of the Holder’s (or any other indemnified Person’s) failure to send or give a copy of the Prospectus or supplement (as then amended or supplemented), if required, pursuant to Rule 172 under the Securities Act (or any successor rule) to the Persons asserting an untrue statement or alleged untrue statement or omission or alleged omission at or prior to the written confirmation of the sale of Registrable Securities to such Person if such statement or omission was corrected in such Prospectus or supplement. The Company shall notify the Holders promptly of the institution of any Proceeding arising from or in connection with the transactions contemplated by this Agreement of which the Company is aware. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of an Indemnified Party (as defined in Section 5(c)) and shall survive the transfer of the Registrable Securities by the Holders.

(b) Indemnification by Holders. Each Holder shall, severally and not jointly, indemnify and hold harmless the Company, its directors, officers, agents, stockholders, Affiliates and employees, each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, stockholders, agents or employees of such controlling Persons, to the fullest extent permitted by applicable law, from and against all Losses, as incurred, that arise out of or are based upon any untrue or alleged untrue statement of a material fact contained in any Registration Statement, any Prospectus, or any form of prospectus, or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus, or any form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading (i) to the extent that such untrue statements, alleged untrue statements, omissions or alleged omissions are based solely upon information regarding such Holder furnished in writing to the Company by such Holder expressly for use therein or (ii) to the extent that such information relates to such Holder or such Holder’s proposed method of distribution of Registrable Securities and was reviewed and approved in writing by such Holder expressly for use in a Registration Statement, such Prospectus or such form of prospectus or in any amendment or supplement thereto (it being understood that the Holder has approved Annex A hereto for this purpose) or (iii) in the case of an occurrence of an event of the type specified in Section 3(c)(iii)-(v), to the extent the Holder uses an outdated or defective Prospectus after the Company has notified such Holder in writing that the Prospectus is outdated or defective and prior to the receipt by such Holder of the Advice contemplated in Section 6(c). In no event shall the liability of any selling Holder hereunder be greater in amount than the dollar amount of the net proceeds received by such Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation.

(c) Conduct of Indemnification Proceedings. If any Proceeding shall be brought or asserted against any Person entitled to indemnity hereunder (an “Indemnified Party”), such Indemnified Party shall promptly notify the Person from whom indemnity is sought (the “Indemnifying Party”) in writing, and the Indemnifying Party shall have the right to assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all reasonable fees and expenses incurred in connection with defense thereof; provided, that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities under this Section 5, except (and only) to the extent that such failure shall have materially and adversely prejudiced the Indemnifying Party.

An Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless: (1) the Indemnifying Party has agreed in writing to pay such fees and expenses; (2) the Indemnifying Party shall have failed promptly to assume the defense of such Proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such Proceeding; or (3) the named parties to any such Proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and such Indemnified Party shall have been advised by counsel that a conflict of interest exists if the same counsel were to represent such Indemnified Party and the Indemnifying Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense thereof and such counsel shall be at the expense of the Indemnifying Party); provided, that the Indemnifying Party shall not be liable for the fees and expenses of more than one separate firm of attorneys at any time for all Indemnified Parties. The Indemnifying Party shall not be liable for any settlement of any such Proceeding effected without its written consent, which consent shall not be unreasonably withheld, delayed or conditioned. No Indemnifying Party shall,

9

without the prior written consent of the Indemnified Party, effect any settlement of any pending Proceeding in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding.

Subject to the terms of this Agreement, all fees and expenses of the Indemnified Party (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such Proceeding in a manner not inconsistent with this Section 5) shall be paid to the Indemnified Party, as incurred, within 20 Trading Days of written notice thereof to the Indemnifying Party; provided, that the Indemnified Party shall promptly reimburse the Indemnifying Party for that portion of such fees and expenses applicable to such actions for which such Indemnified Party is finally judicially determined to not be entitled to indemnification hereunder).

(d) Contribution. If a claim for indemnification under Section 5(a) or 5(b) is unavailable to an Indemnified Party or insufficient to hold an Indemnified Party harmless for any Losses, then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in this Agreement, any reasonable attorneys’ or other reasonable fees or expenses incurred by such party in connection with any Proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Section 5 was available to such party in accordance with its terms.

The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 5(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 5(d), (i) no Holder shall be required to contribute, in the aggregate, any amount in excess of the amount by which the net proceeds actually received by such Holder from the sale of the Registrable Securities subject to the Proceeding exceeds the amount of any damages that such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission and (ii) no contribution will be made under circumstances where the maker of such contribution would not have been required to indemnify the Indemnified Party under the fault standards set forth in this Section 5. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

The indemnity and contribution agreements contained in this Section 5 are in addition to any liability that the Indemnifying Parties may have to the Indemnified Parties and are not in diminution or limitation of the indemnification provisions under the Purchase Agreement.

6. Miscellaneous.

(a) Remedies. In the event of a breach by the Company or by a Holder of any of their obligations under this Agreement, each Holder or the Company, as the case may be, in addition to being entitled to exercise all rights granted by law and under this Agreement, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The Company and each Holder agree that monetary damages would not provide adequate compensation for any losses incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agrees that, in the event of any action for specific performance in respect of such breach, it shall waive the defense that a remedy at law would be adequate.

(b) Compliance. Each Holder covenants and agrees that it will comply with the prospectus delivery requirements of the Securities Act as applicable to it (unless an exemption therefrom is available) in connection with sales of Registrable Securities pursuant to the Registration Statement and shall sell the Registrable Securities only in accordance with a method of distribution described in the Registration Statement.

10

(c) Discontinued Disposition. By its acquisition of Registrable Securities, each Holder agrees that, upon receipt of a notice from the Company of the occurrence of any event of the kind described in Section 3(c)(iii)-(v), such Holder will forthwith discontinue disposition of such Registrable Securities under a Registration Statement until it is advised in writing (the “Advice”) by the Company that the use of the applicable Prospectus (as it may have been supplemented or amended) may be resumed. The Company will use its commercially reasonable efforts to ensure that the use of the Prospectus may be resumed as promptly as is practicable. Notwithstanding any provision herein to the contrary, the Company shall be entitled to exercise its right under this Section 6(c) to suspend the availability of a Registration Statement and Prospectus, subject to the payment of partial Liquidated Damages otherwise required pursuant to Section 2(c), for a period not to exceed 20 consecutive calendar days or 45 calendar days (which need not be consecutive days) in any 12 month period (each suspension period complying with this provision, an “Allowable Suspension Period”).

(d) Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, or waived unless the same shall be in writing and signed by the Company and Holders holding no less than 66.66% of the then outstanding Registrable Securities; provided, that any party may give a waiver as to itself; and, provided further, that the provisions of this Agreement may be amended and the observance of any provisions hereunder may be waived without the consent of a Holder only in a manner which applies to all Holder in the same fashion. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of certain Holders and that does not directly or indirectly affect the rights of other Holders may be given by Holders of all of the Registrable Securities to which such waiver or consent relates; provided, however, that the provisions of this sentence may not be amended, modified, or supplemented except in accordance with the provisions of the immediately preceding sentence.

(e) Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be delivered as set forth in the Purchase Agreement.

(f) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties and shall inure to the benefit of each Holder. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement. The Company may not assign its rights or obligations hereunder without the prior written consent of Holders holding no less than 66.66% of the then outstanding Registrable Securities, except in the event of a merger or in connection with another entity acquiring all or substantially all of the Company’s assets. Each Holder may assign its respective rights hereunder with respect to its Registrable Securities in the manner and to the Persons as permitted under the Purchase Agreement; provided, in each case that (i) the Holder agrees in writing with the transferee or assignee to assign such rights and related obligations under this Agreement, and for the transferee or assignee to assume such obligations, and a copy of such agreement is furnished to the Company within a reasonable time after such assignment, (ii) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being transferred or assigned, (iii) at or before the time the Company received the written notice contemplated by clause (ii) of this sentence, the transferee or assignee agrees in writing with the Company to be bound by all of the provisions contained herein and (iv) the transferee is an “accredited investor,” as that term is defined in Rule 501 of Regulation D.

(g) Execution and Counterparts. This Agreement may be executed in two or more counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same Agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature were the original thereof.

11

(h) Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be determined in accordance with the provisions of the Purchase Agreement.

(i) Cumulative Remedies. The remedies provided herein are cumulative and not exclusive of any other remedies provided by law.

(j) Additional Closings. Each Purchaser acknowledges that, in addition to the Closing, the Company may hold one or more other closings for the purchase and sale of Units in the Offering, whether before and/or after the Closing Date; provided, that the Final Closing Date must be on or prior to the Offering Termination Date. In the event the Company has held or will hold one or more such additional closings, the shares of Common Stock issued or issuable to purchasers in connection with such closing(s), and the shares of Common Stock issuable upon exercise of warrants issued or issuable to purchasers in connection with such closing(s), shall be considered “Registrable Securities” for purposes of Section 2 of this Agreement.

(k) Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their good faith reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

(l) Headings. The headings in this Agreement are for convenience only and shall not limit or otherwise affect the meaning hereof.

(m) Independent Nature of Purchasers’ Obligations and Rights. The obligations of each Purchaser under this Agreement are several and not joint with the obligations of any other Purchaser hereunder, and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser hereunder. The decision of each Purchaser to purchase the Securities pursuant to the Transaction Documents has been made independently of any other Purchaser. Nothing contained herein or in any other agreement or document delivered at any closing, and no action taken by any Purchaser pursuant hereto or thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert with respect to such obligations or the transactions contemplated by this Agreement. Each Purchaser acknowledges that no other Purchaser has acted as agent for such Purchaser in connection with making its investment hereunder and that no Purchaser will be acting as agent of such Purchaser in connection with monitoring its investment in the Securities or enforcing its rights under the Transaction Documents. Each Purchaser shall be entitled to protect and enforce its rights, including, without limitation, the rights arising out of this Agreement, and it shall not be necessary for any other Purchaser to be joined as an additional party in any Proceeding for such purpose. The Company acknowledges that each of the Purchasers has been provided with the same Registration Rights Agreement for the purpose of closing a transaction with multiple Purchasers and not because it was required or requested to do so by any Purchaser.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

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IN WITNESS WHEREOF, the parties hereto have caused this Registration Rights Agreement to be duly executed as of the date first indicated above.

WHEELER REAL ESTATE INVESTMENT TRUST, INC.

By:	/s/ Jon S. Wheeler
Jon S. Wheeler
Chairman and Chief Executive Officer

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

13

[PURCHASER SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

If Purchaser is an INDIVIDUAL, or if purchased as JOINT TENANTS, as TENANTS IN COMMON or as COMMUNITY PROPERTY:

Print Name	Print Name

Signature of Purchaser	Signature of Purchaser

If Purchaser is a CORPORATION, LIMITED LIABILITY COMPANY, PARTNERSHIP or TRUST:

Ronald L. Cooper Revocable Trust
Name of Entity

By:	/s/ Ronald L. Cooper
Name:	Ronald L. Cooper
Title:	Trustee

[PURCHASER SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

If Purchaser is an INDIVIDUAL, or if purchased as JOINT TENANTS, as TENANTS IN COMMON or as COMMUNITY PROPERTY:

Print Name	Print Name

Signature of Purchaser	Signature of Purchaser

If Purchaser is a CORPORATION, LIMITED LIABILITY COMPANY, PARTNERSHIP or TRUST:

ILJS 2010 Partnership
Name of Entity

By:	/s/ Lawrence L. Steingold
Name:	Lawrence L. Steingold
Title:	General Partner

[PURCHASER SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

If Purchaser is an INDIVIDUAL, or if purchased as JOINT TENANTS, as TENANTS IN COMMON or as COMMUNITY PROPERTY:

Alexander Maguire
Print Name	Print Name

/s/ Alexander Maguire
Signature of Purchaser	Signature of Purchaser

If Purchaser is a CORPORATION, LIMITED LIABILITY COMPANY, PARTNERSHIP or TRUST:

Name of Entity

By:
Name:
Title:

[PURCHASER SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

If Purchaser is an INDIVIDUAL, or if purchased as JOINT TENANTS, as TENANTS IN COMMON or as COMMUNITY PROPERTY:

Louis Mavromatis
Print Name	Print Name

/s/ Louis Mavromatis
Signature of Purchaser	Signature of Purchaser

If Purchaser is a CORPORATION, LIMITED LIABILITY COMPANY, PARTNERSHIP or TRUST:

Name of Entity

By:
Name:
Title:

[PURCHASER SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

If Purchaser is an INDIVIDUAL, or if purchased as JOINT TENANTS, as TENANTS IN COMMON or as COMMUNITY PROPERTY:

Michael Stone DMD
Print Name	Print Name

/s/ Michael Stone DMD
Signature of Purchaser	Signature of Purchaser

If Purchaser is a CORPORATION, LIMITED LIABILITY COMPANY, PARTNERSHIP or TRUST:

Name of Entity

By:
Name:
Title:

[PURCHASER SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

If Purchaser is an INDIVIDUAL, or if purchased as JOINT TENANTS, as TENANTS IN COMMON or as COMMUNITY PROPERTY:

Louise Hildreth
Print Name	Print Name

/s/ Louise Hildreth
Signature of Purchaser	Signature of Purchaser

If Purchaser is a CORPORATION, LIMITED LIABILITY COMPANY, PARTNERSHIP or TRUST:

Name of Entity

By:
Name:
Title:

[PURCHASER SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

If Purchaser is an INDIVIDUAL, or if purchased as JOINT TENANTS, as TENANTS IN COMMON or as COMMUNITY PROPERTY:

Al Zuhars
Print Name	Print Name

/s/ Al Zuhars
Signature of Purchaser	Signature of Purchaser

If Purchaser is a CORPORATION, LIMITED LIABILITY COMPANY, PARTNERSHIP or TRUST:

Name of Entity

By:
Name:
Title:

[PURCHASER SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

If Purchaser is an INDIVIDUAL, or if purchased as JOINT TENANTS, as TENANTS IN COMMON or as COMMUNITY PROPERTY:

William A. Hohns
Print Name	Print Name

/s/ William A. Hohns
Signature of Purchaser	Signature of Purchaser

If Purchaser is a CORPORATION, LIMITED LIABILITY COMPANY, PARTNERSHIP or TRUST:

Name of Entity

By:
Name:
Title:

[PURCHASER SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

If Purchaser is an INDIVIDUAL, or if purchased as JOINT TENANTS, as TENANTS IN COMMON or as COMMUNITY PROPERTY:

Kelly L. Law
Print Name	Print Name

/s/ Kelly L. Law
Signature of Purchaser	Signature of Purchaser

If Purchaser is a CORPORATION, LIMITED LIABILITY COMPANY, PARTNERSHIP or TRUST:

Name of Entity

By:
Name:
Title:

[PURCHASER SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

If Purchaser is an INDIVIDUAL, or if purchased as JOINT TENANTS, as TENANTS IN COMMON or as COMMUNITY PROPERTY:

Print Name	Print Name

Signature of Purchaser	Signature of Purchaser

If Purchaser is a CORPORATION, LIMITED LIABILITY COMPANY, PARTNERSHIP or TRUST:

Zeke, LP
Name of Entity

By:	/s/ Edward N. Antoian
Name:	Edward N. Antoian
Title:	General Partner

[PURCHASER SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

If Purchaser is an INDIVIDUAL, or if purchased as JOINT TENANTS, as TENANTS IN COMMON or as COMMUNITY PROPERTY:

Print Name	Print Name

Signature of Purchaser	Signature of Purchaser

If Purchaser is a CORPORATION, LIMITED LIABILITY COMPANY, PARTNERSHIP or TRUST:

SLS Offshore Fund Ltd.
Name of Entity

By:	/s/ Scott Swid
Name:	Scott Swid
Title:	Director

[PURCHASER SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

If Purchaser is an INDIVIDUAL, or if purchased as JOINT TENANTS, as TENANTS IN COMMON or as COMMUNITY PROPERTY:

Print Name	Print Name

Signature of Purchaser	Signature of Purchaser

If Purchaser is a CORPORATION, LIMITED LIABILITY COMPANY, PARTNERSHIP or TRUST:

SLS Investors, L.P.
Name of Entity

By:	/s/ Scott Swid
Name:	Scott Swid
Title:	Managing Member of the General Partner

[PURCHASER SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

If Purchaser is an INDIVIDUAL, or if purchased as JOINT TENANTS, as TENANTS IN COMMON or as COMMUNITY PROPERTY:

Daniel C. F. Parr	Sharon K. Parr
Print Name	Print Name

/s/ Daniel C.F.Parr	Sharon K. Parr
Signature of Purchaser	Signature of Purchaser

If Purchaser is a CORPORATION, LIMITED LIABILITY COMPANY, PARTNERSHIP or TRUST:

Name of Entity

By:
Name:
Title:

[PURCHASER SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

If Purchaser is an INDIVIDUAL, or if purchased as JOINT TENANTS, as TENANTS IN COMMON or as COMMUNITY PROPERTY:

Print Name	Print Name

Signature of Purchaser	Signature of Purchaser

If Purchaser is a CORPORATION, LIMITED LIABILITY COMPANY, PARTNERSHIP or TRUST:

Pioneer Funds – Multi - Asset Real Return
Name of Entity

By:	Pioneer Investment Management, Inc., its advisor

By:	/s/ Robert Gauvain
Name:	Robert Gauvain
Title:	Vice President

[PURCHASER SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

If Purchaser is an INDIVIDUAL, or if purchased as JOINT TENANTS, as TENANTS IN COMMON or as COMMUNITY PROPERTY:

Print Name	Print Name

Signature of Purchaser	Signature of Purchaser

If Purchaser is a CORPORATION, LIMITED LIABILITY COMPANY, PARTNERSHIP or TRUST:

Pioneer Multi-Asset Real Return Fund
c/o Brown Brothers Harriman
Name of Entity

By:	Pioneer Investment Management, Inc., its advisor

By:	/s/ Robert Gauvain
Name:	Robert Gauvain
Title:	Vice President

[PURCHASER SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

If Purchaser is an INDIVIDUAL, or if purchased as JOINT TENANTS, as TENANTS IN COMMON or as COMMUNITY PROPERTY:

Michael Lewis
Print Name	Print Name

/s/ Michael Lewis
Signature of Purchaser	Signature of Purchaser

If Purchaser is a CORPORATION, LIMITED LIABILITY COMPANY, PARTNERSHIP or TRUST:

Name of Entity

By:
Name:
Title:

[PURCHASER SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

If Purchaser is an INDIVIDUAL, or if purchased as JOINT TENANTS, as TENANTS IN COMMON or as COMMUNITY PROPERTY:

Brian M. Kelly
Print Name	Print Name

/s/ Brian M. Kelly
Signature of Purchaser	Signature of Purchaser

If Purchaser is a CORPORATION, LIMITED LIABILITY COMPANY, PARTNERSHIP or TRUST:

Name of Entity

By:
Name:
Title:

[PURCHASER SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

If Purchaser is an INDIVIDUAL, or if purchased as JOINT TENANTS, as TENANTS IN COMMON or as COMMUNITY PROPERTY:

Print Name	Print Name

Signature of Purchaser	Signature of Purchaser

If Purchaser is a CORPORATION, LIMITED LIABILITY COMPANY, PARTNERSHIP or TRUST:

EJF Income Fund, L.P.
Name of Entity

By:	EJF Income GP, LLC
Its:	General Partner

By	EJF Capital, LLC
Its:	Sole Member

By:	/s/ Neal J. Wilson
Name:	Neal J. Wilson
Title:	Chief Operating Officer

[PURCHASER SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

If Purchaser is an INDIVIDUAL, or if purchased as JOINT TENANTS, as TENANTS IN COMMON or as COMMUNITY PROPERTY:

Print Name	Print Name

Signature of Purchaser	Signature of Purchaser

If Purchaser is a CORPORATION, LIMITED LIABILITY COMPANY, PARTNERSHIP or TRUST:

Delaware Dividend Income Fund, a series of of Delaware Equity Funds V
Name of Entity

By:	/s/ Babak Zenouzi
Name:	Babak Zenouzi
Title:	Senior Vice President, Chief Investment Officer/Real Estate Securities and Income Solutions

[PURCHASER SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

If Purchaser is an INDIVIDUAL, or if purchased as JOINT TENANTS, as TENANTS IN COMMON or as COMMUNITY PROPERTY:

Print Name	Print Name

Signature of Purchaser	Signature of Purchaser

If Purchaser is a CORPORATION, LIMITED LIABILITY COMPANY, PARTNERSHIP or TRUST:

Delaware Enhanced Global Dividend and Income Fund
Name of Entity

By:	/s/ Babak Zenouzi
Name:	Babak Zenouzi
Title:	Senior Vice President, Chief Investment Officer/Real Estate Securities and Income Solutions

[PURCHASER SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

If Purchaser is an INDIVIDUAL, or if purchased as JOINT TENANTS, as TENANTS IN COMMON or as COMMUNITY PROPERTY:

Print Name	Print Name

Signature of Purchaser	Signature of Purchaser

If Purchaser is a CORPORATION, LIMITED LIABILITY COMPANY, PARTNERSHIP or TRUST:

Delaware Investments Dividend and Income Fund, Inc.
Name of Entity

By:	/s/ Babak Zenouzi
Name:	Babak Zenouzi
Title:	Senior Vice President, Chief Investment Officer/Real Estate Securities and Income Solutions